                                                                   EXHIBIT 10.30


              =====================================================




                            FIRST AMENDMENT AGREEMENT


                                     BETWEEN


                           LYON'S OF CALIFORNIA, INC.


                                       AND


                               USRP (FINANCE), LLC





              ----------------------------------------------------



                      AMENDING THE CREDIT AGREEMENTS AMONG
               LYON'S OF CALIFORNIA, INC. AND USRP (FINANCE), LLC
                       EACH DATED AS OF DECEMBER 14, 1998




              ----------------------------------------------------



                          Dated as of December 28, 2000




              ====================================================

     THIS FIRST AMENDMENT AGREEMENT dated as of December 28, 2000 (this "AMENDMENT") between LYON'S OF CALIFORNIA, INC., a California corporation (the "BORROWER") and USRP (Finance), LLC, a Texas limited liability company (the "LENDER"),

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender have entered into various Credit Agreements dated as of December 14, 1998 (collectively, the "AGREEMENTS"; the terms defined in the Agreements are used in this Amendment as in the Agreements unless otherwise defined in this Amendment); and

     WHEREAS, the Borrower desire, and the Lender is willing on the terms and conditions set forth below, to modify certain terms of the Agreements in order to, among other things, prepay a portion of the Loans and to amend certain covenants;

     NOW, THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender have agreed to amend the Agreements as hereinafter set forth:

     SECTION 1. AMENDMENT TO AGREEMENTS. Each of the Agreements is, subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, hereby amended as follows:

      (a) The definitions of "Loan Documents" and "Required Corporate FCCR" in
Section 1.1 (Defined Terms) of the Agreements are amended to read in their entirety as follows:

          "`LOAN DOCUMENTS' means the Promissory Notes, this Security Agreement, the First Amendment, the Stock Pledge Agreement, the Assignment of License Agreement and any commitment letter, guarantee mortgage, assignment of lease, deed of trust, environmental indemnity affidavit, assignment or other instrument, agreement, certificate or other writing, now or hereafter executed and delivered in connection with the Promissory Notes or the Obligations."

          "`REQUIRED CORPORATE FCCR' means a Corporate FCCR (i) during the period commencing on the Funding Date and ending on day immediately preceding the First Amendment Effective Date, of not less than 1.15 to 1.00, (ii) during the period commencing on the First Amendment Effective Date and ending on June 30, 2001, of not less than 1.05 to 1.00, and (iii) during the period commencing on the July 1, 2001 through the Stated Maturity Date, of not less than 1.15 to 1.00."

      (b) Section 1.1 (Defined Terms) of the Agreements is hereby amended by adding the following definitions in the proper alphabetical order:

          "`FIRST AMENDMENT' means the First Amendment Agreement dated as of December 28, 2000 between the Borrower and the Lender."

          "`FIRST AMENDMENT EFFECTIVE DATE' means the date the conditions set forth in Section 3 of the First Amendment are satisfied or waived by the Lender."

      (c) The fifth sentence of Section 3.14 (FCCR) of the Agreements is hereby deleted in its entirety and substituted in lieu thereof is the following:

          "The Borrower or an Affiliate shall have the right to cure any breach by the Borrower of such Required Corporate FCCR within forty-five
      (45) days of any such breach, by depositing into a segregated escrow account in the Borrower's name (with contemporaneous written notice to the Secured Party of the deposit account and amount escrowed: (i) if, during the period commencing on the Funding Date and ending on day immediately preceding the First Amendment Effective Date, (A) the Corporate FCCR is less than 1.10 to 1.00, an amount in cash such that the interest income thereon is sufficient in amount to cause the pro forma Corporate FCCR (including interest income on such escrow account) to be equal to or greater than 1.10 to 1.00, or (B) if the Corporate FCCR is equal to or greater than 1.10 to 1.00, then an amount in cash equal to the difference between the income of the Borrower assuming a Corporate FCCR of 1.10 to
      1.00 and the income of the Borrower assuming a Corporate FCCR of 1.15 to
      1.00 for the next twelve (12) month period (ii) if, during the period commencing on the First Amendment Effective Date and ending on June 30, 2001, (A) the Corporate FCCR is less than 1.00 to 1.00, an amount in cash such that the interest income thereon is sufficient in amount to cause the pro forma Corporate FCCR (including interest income on such escrow account) to be equal to or greater than 1.00 to 1.00, or (B) if the Corporate FCCR is equal to or greater than 1.00 to 1.00, then an amount in cash equal to the difference between the income of the Borrower assuming a Corporate FCCR of 1.00 to 1.00 and the income of the Borrower assuming a Corporate FCCR of 1.05 to 1.00 for the next twelve (12) month period; or
      (iii) if, during the period commencing on the July 1, 2001 through the Stated Maturity Date, (A) the Corporate FCCR is less than 1.10 to 1.00, an amount in cash such that the interest income thereon is sufficient in amount to cause the pro forma Corporate FCCR (including interest income on such escrow account) to be equal to or greater than 1.10 to 1.00, or (B) if the Corporate FCCR is equal to or greater than 1.10 to 1.00, then an amount in cash equal to the difference between the income of the Borrower assuming a Corporate FCCR of 1.10 to 1.00 and the income of the Borrower assuming a Corporate FCCR of 1.15 to 1.00 for the next twelve (12) month period."

      SECTION 2. PREPAYMENT. (A) The Lender hereby consents to the Borrower prepaying $729,094.77 of the Loans (the "PREPAYMENT"), which will be applied to pay in full (after applying the scheduled payment by ACH in January 2001) the outstanding Notes relating to the following pledged stores (i) unit #332 in Walnut Creek, California, (ii) unit #349 in Los Altos, California, (iii) unit #391 in Eugene, Oregon, (iv) unit #490 in Corvallis, Oregon, (v) unit #393 in Portland (1), Oregon, (vi) unit #494 in Portland (2), Oregon, and (vii) unit #495 in

Beaverton, Oregon (collectively, the "RELEASED STORES").

     (B) Notwithstanding anything contained in the Agreement or any Loan Document to the contrary, the Prepayment shall not be subject to any penalty or premium, other than the payment of $100,000 (the "PREMIUM"), which Premium shall be due and payable on the First Amendment Effective Date; PROVIDED, HOWEVER, that if either the Borrower and/or the Guarantor enters into a contract to sell all of the assets or capital stock of the Borrower, as the case may be, on or before June 30, 2001 and such agreement is satisfactory to the Lender, then $30,000 of the Premium shall be applied by the Lender to prepay, without penalty or premium, the Loans on a PRO RATA basis.

     (C) As soon as practicable after the First Amendment Effective Date, the Lender shall execute and deliver to the Borrower, at the Borrower's expense, such instruments as the Borrower reasonably may request to evidence the release or withdrawal of the Released Stores from the liens and security interests of the Lender.

     SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

     (a) The Borrower, the Guarantor and the Lender shall have duly executed and delivered this Amendment (whether the same or different copies) and the Lender shall have received a copy signed by each of the Borrower and the Guarantor;

     (b) The Lender shall have received the Premium referred to in Section 2(B) hereof and the fees and expense reimbursements referred to in Section 6 hereof; and

     (c) The Lender shall have received such other documents, approvals or appraisals as the Lender may reasonably request.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment, each of the Borrower and the Guarantor hereby, jointly and severally, represent and warrant to the Lender that (i) each has the full power, capacity, right and legal authority to execute, deliver and perform its or his respective obligations under this Amendment and the other Loan Documents to which it is a party, and the Borrower has taken all appropriate action necessary to authorize the execution and delivery of, and the performance of its respective obligations under, this Amendment and the other Loan Documents to which it is a party, and (ii) this Amendment, the Agreements (as amended by this Amendment) and the other Loan Documents to which it is a party constitute legal, valid and binding obligations of each of the Borrower and the Guarantor enforceable against such Borrower or Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally.

     SECTION 5. REFERENCE TO AND EFFECT ON THE DOCUMENTS. (A) Each reference in the Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreements in the Loan Documents other than the Agreements, shall mean and be a reference to the Agreements as amended hereby.

     (B) Except as specifically amended hereby, the Agreements and all other Loan Documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each of the Borrower and the Guarantor. The amendments set forth above are limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Agreements or any document delivered pursuant thereto or (ii) prejudice any right or rights which the Lender may now or in the future have in connection with the Agreements or the other Loan Documents.

     (C) Except as expressly set forth in Section 2(B) hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or modification of any provision of any of the Loan Documents, nor a waiver of any now existing or hereafter arising Defaults of Events of Default.

     SECTION 6. FEES AND EXPENSES. The Borrower hereby agrees to pay the Lender on demand for all costs, expenses, charges and taxes (other than any income taxes relating to income of the Lender), including, without limitation, all reasonable fees and disbursements of counsel, incurred by the Lender in connection with the negotiation, preparation, reproduction, execution, delivery, administration and enforcement of this Amendment and the other Loan Documents to be delivered hereunder.

     SECTION 7. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Texas, without regard for its conflict of laws principles.

     SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 9. SUCCESSORS. This Amendment shall be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          LYON'S OF CALIFORNIA, INC.


                                          By: /s/ John A. Bicks
                                              ---------------------------
                                              Name: John A. Bicks
                                              Title: Co-Chairman and Chief
                                                     Executive Officer


                                          USRP (FINANCE), LLC


                                          By: /s/ Barbara A. Erhart
                                              ---------------------------
                                              Name: Barbara A. Erhart
                                              Title: Manager



      The undersigned Guarantor affirms, ratifies and acknowledges those representations, warranties and covenants made by or on behalf of the undersigned Guarantor in the above Amendment, the Agreement and each other Loan Document to which it is a party.

                                          I.C.H. CORPORATION


                                          By: /s/ John A. Bicks
                                              ---------------------------
                                              Name: John A. Bicks
                                              Title: Co-Chairman and Chief
                                                     Executive Officer